UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21359

MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows: [Provide full text of annual report.]

www.mbiaclaymore.com

... your stream to the LATEST,

most up-to-date INFORMATION about the

MBIA Capital/Claymore Managed Duration

Investment Grade Municipal Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.mbiaclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases, special notices and tax characteristics

MBIA Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dear Shareholder |

We thank you for your investment in MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (“MZF” or the “Fund”). This report covers performance for the 12 months ended July 31, 2007.

As you may know, the Fund’s investment objective is to provide high current income exempt from regular Federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve these objectives by investing at least 80% of its total assets in municipal bonds of investment-grade quality and normally investing substantially all of its assets in securities of investment-grade quality.

The Fund’s Investment Adviser, MBIA Capital Management Corp. (“MBIA”), is owned by MBIA Asset Management Group, which manages fixed-income products with a total value of approximately $65 billion. Its parent company, MBIA Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index. Claymore Securities, Inc. serves as the Fund’s Servicing Agent. Claymore entities provide supervision, management, servicing or distribution on more than $17 billion in assets, through closed-end funds, unit investment trusts, exchange-traded funds and mutual funds.

The economy continued to grow over the last 12 months, but the rate of growth slowed from prior periods, as weakness in the housing market led to concerns about consumer spending. After a series of increases in the target interest rate for Federal Funds between June 2004 and June 2006, the Federal Reserve (the “Fed”) left rates unchanged throughout this period. Long-term interest rates have remained low, and the yield curve was flat or inverted through most of the 12-month period. The spread between tax-exempt yields and taxable yields was narrower than the average over the last 10 years, so that municipal bonds continue to command relatively strong valuations relative to taxable bonds. In a market environment of low yields and relatively flat yield curves, longer-term municipal bonds, below-investment grade bonds, and lower quality investment grade bonds delivered the strongest performance, as investors searched for favorable income levels. This environment proved challenging for the Fund, which invests primarily in investment-grade municipal securities with varying maturities.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the 12 months ended July 31, 2007, the Fund produced a total return of 3.80% at NAV. This represents a change in NAV to $14.21 on July 31, 2007, compared with $14.25 on July 31, 2006. Beginning with the dividend payable in January 2007, the Fund was able to raise its monthly dividend to $0.0495 per share, from $0.047.

Annual Report | July 31, 2007 |	3

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Dear Shareholder continued

During the 12-month period, the Fund generated a total return of 7.93% on a market value basis. This represents a change in the Fund’s market price to $12.63 on July 31, 2007, from $12.29 on July 31, 2006. As of July 31, 2007, the Fund was trading at an 11% discount to NAV. We believe that the Fund’s market price discount to NAV represents an opportunity, as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 23 of this report. If shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and to enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about how the Fund is managed, what impacted the performance of the Fund during the 12 months ended July 31, 2007, and MBIA’s views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.mbiaclaymore.com

Sincerely,

Clifford D. Corso

MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

4	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Questions & Answers |

Clifford D. Corso – Portfolio Manager

Mr. Corso is President of MBIA Asset Management and Chief Investment Officer of MBIA Insurance Corp. He joined the firm in 1994 and helped develop the company’s fixed income asset management platform. He now directs the investment of more than $65 billion in fixed income assets under management. In addition to the portfolios of MBIA Insurance Corp. and its affiliates, Mr. Corso’s responsibilities include the direction of investments for outside clients such as pension funds, sovereign governments, state and local governments, and large institutional investors. He was previously the co-head of fixed income at a subsidiary of Alliance Capital Management. Throughout his 23-year career, Mr. Corso has managed a broad range of fixed income products, including corporate, asset-backed, government, mortgage and derivative products. Mr. Corso holds a bachelor’s degree from Yale University and a master’s degree from Columbia University. He holds Series 7, 24, and 63 registrations from the Financial Industry Regulatory Authority (“FINRA”).

E. Gerard Berrigan – Portfolio Manager

Mr. Berrigan, who joined the firm in 1994, is a Managing Director and head of portfolio management for MBIA Asset Management. A member of the firm’s Investment Strategy Committee, he manages MBIA’s asset/liability management products and is responsible for structured investments across all managed portfolios. He is also a member of MBIA’s Investment Review and Market Risk Committees. Mr. Berrigan has more than 15 years of experience in securities trading and portfolio management, including positions at the Federal National Mortgage Association and CS First Boston. He has a bachelor’s degree from Bucknell University and a master’s degree from Columbia University. He holds Series 7 and 63 registrations from FINRA.

In the following interview Portfolio Managers Clifford D. Corso and E. Gerard Berrigan discuss the market environment and the performance of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) for the 12-month period ended July 31, 2007.

Will you please provide an overview of the municipal market during the 12-month period ended July 31, 2007?

The economy continued to grow during this period, but at a pace somewhat below its long-term trend, in large part because of weakness in the housing market. After raising its target for the Federal Funds rate 17 times between June 2004 and June 2006, for a total of 425 basis points (4.25 percentage points), The Federal Reserve (the “Fed”) left rates unchanged through most of this period. Interest rates on long-term Treasury bonds have remained low, and the Treasury yield curve was flat or inverted throughout the period, but with significant movement. The yield on 10-year Treasury bonds began the period at 4.98%, moved as high as 5.30% in May and June, then fell again to 4.74% as of July 31, 2007. (The yield curve is a line that traces yields on a type of security over a spectrum of maturities ranging from three months to 30 years.) Ordinarily, the yield curve slopes upward, which means that investors willing to invest in longer maturity securities are generally rewarded with higher yields.

Historical Treasury Yield Curve

Annual Report | July 31, 2007 |	5

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Questions & Answers continued

In the municipal bond market, the yield curve was quite similar at the beginning and end of the period, with a spread of 84 basis points at July 31, 2006 and 72 basis points at July 31, 2007, between one-year and 30-year general obligation bonds of the highest quality. However, as in the Treasury market, there was considerable movement during the 12-month period. The spread between short-term and long-term bonds reached its widest point in August 2006 (89 basis points), then narrowed through February 2007, reaching its narrowest spread of 39 basis points, then slowly became wider over the next five months.

The difference between tax-exempt yields and taxable yields remained much narrower than the average over the last 10 years, so that municipal bonds continue to command relatively rich valuations relative to taxable bonds. In the past, most investors in municipal bonds were individuals who could benefit from the bonds’ tax advantages. More recently, there has been increased demand from non-traditional municipal investors such as hedge fund managers and foreign investors. A very high rate of issuance of municipal bonds – 26% higher in the first seven months of 2007 compared with the prior year – has meant that supply has been adequate to meet the increased demand. It has been a good time for governments to issue bonds, as they are generally in strong fiscal condition with good credit quality. Also, many governments have taken advantage of low interest rates to issue bonds to finance new projects or to pay off older higher-cost bonds.

In a market environment of low yields and relatively flat yield curves during the Fund’s fiscal year, longer-term municipal bonds, below-investment grade bonds, and lower quality investment grade bonds delivered the strongest performance, as investors searched for favorable income levels.

How did the Fund perform in this market environment?

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the 12-month period ending July 31, 2007, the MBIA Capital/ Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) produced a total return of 3.80% at NAV and generated a return of 7.93% based on market price. This return is consistent with the Fund’s investment objective, which is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve these objectives by investing at least 80% of its total assets in municipal bonds of investment grade quality and will normally invest substantially all of its assets in securities of investment grade quality.

This market backdrop, with lower-quality securities providing the highest returns, was challenging for the Fund’s performance because the Fund invests substantially all of its assets in high quality investment-grade bonds.

How have you structured the portfolio over the last year?

The Fund is diversified across issuers, sectors and states. Our highest sector concentration has historically been in the health care sector, which tends to offer the Fund liquid, investment grade, higher yielding investment alternatives. Over the past 12 months the representation in the health care sector has decreased somewhat as

6	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Questions & Answers continued

several of our holdings have been pre-refunded. (A bond is pre-refunded when the issuer has purchased U.S. Treasury or agency securities that provide a stream of cash flow to pay off the bonds on their first call date.)

The most significant change in the composition of the portfolio is the increased allocation to the pre-refunded sector, which represented 28% of the portfolio as of July 31, 2007, compared with 16% a year earlier. As individual portfolio holdings have become pre-refunded, it has been our intention to build a core position in the pre-refunded sector. The shorter duration and high credit quality of the Fund’s pre-refunded holdings adds to the defensive structure of the portfolio.

We have employed a combination of strategies to manage duration and help protect the value of the Fund’s assets during periods of interest rate volatility. In addition to the hedging strategy (which is designed to help shorten the Fund’s duration as interest rates rise), we have allowed the duration of the portfolio to shorten naturally, from 8.9 years two years ago to 8.1 years as of July 31, 2007, as securities held in the portfolio approach their maturity dates. (Duration is a measure of the interest rate sensitivity of a bond or fixed-income portfolio which incorporates time to maturity and coupon size. The longer the duration, the greater the interest rate risk.)

In addition, allowing the Fund’s holdings of pre-refunded securities to increase has helped to shorten the duration of the portfolio while maintaining the high book yields of the Fund’s pre-refunded holdings.

Over the past 12 months, the Fund has maintained an average credit quality of AA- (as rated by Moody’s Investors Service and Standard & Poor’s, the major rating agencies for municipal bonds). The Fund’s largest allocation in terms of maturity has been in the 16 to 20 year part of the yield curve, which traditionally has offered the highest yield per unit of risk along the intermediate to long end of the municipal yield curve.

Which trends or investment decisions most helped the Fund’s performance and why?

Since longer-duration bonds performed well during the period, the fact that the Fund’s duration, which, at 8.1 years as of July 31, 2007, is somewhat longer than the Lehman Municipal Bond Index, helped performance. The Fund’s emphasis on the 16 to 20 year part of the yield curve proved to be a good decision, as bonds in this maturity range outperformed the broad market.

The Fund’s position in the general obligation sector (8.9% of the portfolio at July 31, 2007) and transportation sector (7.2% of the portfolio at July 31, 2007), which outperformed the general market (as measured by the Lehman Municipal Bond Index) during the time period, contributed to performance.

Which areas of the Fund hurt performance during the period?

During the 12-month period ended July 31, 2007, higher quality assets such as those held in the portfolio have under-performed lower quality assets. In fact, the credit cycle since the Fund came to market in August 2003 has been consistently in favor of the lower quality/more credit-sensitive sectors of the market, and this has detracted from the Fund’s performance. However, near the end of the period, we began to see a change in investors’ attitudes toward risk. As problems in the sub-prime mortgage market became more severe, the impact spread to all sectors of the bond market, and spreads between high quality and lower quality bonds began to

Annual Report | July 31, 2007 |	7

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Questions & Answers continued

widen as investors readjusted their attitude toward risk and sought out the highest rated bonds. If this trend prevails, we believe that higher quality bonds such as those held in the Fund’s portfolio will perform well.

The Fund’s long-term hedging strategy cost performance over the last year, as it has in prior periods, and somewhat offset the positive influences of our curve allocations. The hedging strategy is designed to help protect the value of the portfolio and reduce portfolio volatility in a period of rising long-term interest rates, which was not the case during the 12 months ended July 2007. We have maintained the hedge because we believe that long-term rates are likely to increase over the next year. If that happens, the strategy should benefit the Fund by providing the potential for capital appreciation on the hedge.

As an additional means of managing duration, we have allowed the Fund’s holdings of pre-refunded bonds to increase. Although these pre-refunded bonds underperformed longer-duration bonds in recent market rallies, they should perform well if interest rates rise in the months ahead, as we anticipate.

We are comfortable with the Fund’s fairly defensive duration stance. Should we see a major shift in the interest-rate environment, we would adjust the Fund’s duration to reflect our revised outlook.

Please tell us about the Fund’s distributions during the period.

In December 2006, for the dividend payable in January 2007, the Fund was able to raise its monthly dividend to $0.0495 per share, from $0.047 in the previous seven months. This increase was made possible by several actions that added yield without sacrificing credit quality. Our cost of leverage, that is, what we pay at auction for the securities used to leverage the portfolio, was lower than we had anticipated because short-term interest rates remained low.

Would you explain the Fund’s leverage strategy?

The Fund, like many closed-end funds, utilizes leverage (borrowing) as part of its investment strategy. The purpose of leverage is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an un-leveraged portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an un-leveraged portfolio. (Volatility is a measure of the extent to which the price of a financial asset fluctuates.) The use of leverage also makes the Fund more vulnerable to rising interest rates.

Over the last year, steady short-term interest rates meant that the Fund’s cost of leverage was less than we had anticipated. In a period of high returns on municipal bonds and low volatility, the leverage strategy added overall value. We will continue to employ a leverage strategy as long as there is a benefit to doing so.

What is your outlook for the municipal market in the coming months?

This is an especially difficult time to predict the direction of the markets because of unusually high volatility, reflecting investors’ uncertainty about the direction of the economy and their concern about the impact of problems in the sub-prime mortgage market on the broad market for fixed-income securities. Widening

8	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Questions & Answers continued

spreads and falling prices for bonds of good credit quality have created some buying opportunities for the Fund, and we are selectively adding positions in bonds of good credit quality that offer attractive levels of income. In previous reports, we have stated that we expected the market’s preference for lower quality, more credit-sensitive bonds to reverse eventually, and we are now beginning to see this happen. The credit cycle has begun to shift in favor of higher quality, more defensive investment strategies, such as that used in managing the Fund. We believe that the high quality nature of the Fund’s portfolio should enable it to perform well in the environment we expect to see in the coming months.

MZF Risks And Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. An investment in this Fund may not be suitable for investors who are, or as a result of this investment would become, subject to the federal alternative minimum tax because the securities in the Fund may pay interest that is subject to taxation under the federal alternative minimum tax. Special rules apply to corporate holders. Additionally, any capital gains dividends will be subject to capital gains taxes.

There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Funds and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

There are also specific risks associated with investing in municipal bonds. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

Annual Report | July 31, 2007 |	9

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund Summary | As of July 31, 2007 (unaudited)

Fund Information
Symbol on New York Stock Exchange:	MZF
Initial Offering Date:	August 27, 2003
Closing Market Price as of 07/31/07:	$ 12.63
Net Asset Value as of 07/31/07:	$ 14.21
Yield on Closing Market Price as of 07/31/07:	4.70%
Taxable Equivalent Yield on Closing Market Price as of 07/31/07[1]:	7.24%
Current Monthly Distribution Per Common Share[2]:	$0.0495
Leverage as of 07/31/07[3]:	38%
Percentage of total investments subject to alternative minimum tax	22.8%

1	Taxable equivalent yield is calculated assuming a 35% federal income tax bracket.

2	Monthly distribution is subject to change.

3	As a percentage of total investments.

Total Returns (Inception 8/27/03)	Market	NAV
One Year	7.93%	3.80%
Three Year	4.33%	5.71%
Since Inception - average annual	0.73%	4.56%

Sector Concentration*

*	As a percentage of long-term municipal bonds and notes, preferred shares and swaptions.

State/Territory Allocation*

*	As a percentage of long-term municipal bonds and notes.

Share Price & NAV Performance

Credit Quality*

*	As a percentage of long-term municipal bonds and notes and preferred shares. Based on Standard & Poor’s or other equivalent rating.

Maturity Breakdown*

*	As a percentage of long-term municipal bonds and notes, preferred shares and swaptions.

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Portfolio of Investments | July 31, 2007

Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
		Municipal Bonds & Notes - 160.3%
		Alabama - 2.7%
Aaa	$2,125	Alabama Housing Fin Auth, AMT, Ser D, 5.00%, 10/01/29	04/01/16 @100	$2,107,979
BBB	845	Courtland, AL Ind Dev Brd Environ Imp Rev, AMT, Ser B, 6.25%, 08/01/25	08/01/13 @ 100	888,864

				2,996,843

		Arizona - 4.5%
Aaa	5,000	Phoenix, AZ Civic Impt Corp Excise Tax Rev, 5.00%, 07/01/41 (FGIC)(1)	07/01/15 @ 100	5,131,150

		California - 31.1%
A-	4,000	California Dept of Water Res, Power Supply Rev, Ser A, 5.125%, 05/01/19 (Prerefunded @ 05/01/12)†	05/01/12 @ 101	4,270,320
A+	350	California Gen Oblig, 5.50%, 04/01/30 (Prerefunded @ 04/01/14)†	04/01/14 @ 100	383,628
A+	125	California Gen Oblig, 5.50%, 04/01/30 (Prerefunded @ 04/01/14)†	04/01/14 @ 100	137,010
A+	2,025	California Gen Oblig, 5.50%, 04/01/30 (Prerefunded @ 04/01/14)†	04/01/14 @ 100	2,219,562
A	5,000	California Public Works Brd Dept Mental Health Lease Rev, Ser A, 5.00%, 06/01/24	06/01/14 @ 100	5,118,700
AA-	3,500	California Statewide Cmntys Dev Auth Rev, Sutter Health, Ser A, 5.00%, 11/15/43	11/15/15 @ 100	3,470,740
A+	6,000	California Various Purpose Gen Oblig, 5.125%, 11/01/24	11/01/13 @ 100	6,254,820
A-	2,500	Chula Vista, CA Ind Dev Rev, Ser B AMT, 5.50% 12/01/21	06/02/14 @ 102	2,656,025
BBB	1,000	Golden State Tobacco Securitization Rev, Ser A-1, 5.00%, 06/01/33	06/01/17 @ 100	932,760
AAA	2,750	Golden State Tobacco Settlement Rev, Ser B, 5.375%, 06/01/28 (Prerefunded @ 06/01/10)†	06/01/10 @ 100	2,869,433
AAA	4,000	Port of Oakland, CA Rev, AMT, Ser L, 5.00%, 11/01/22 (FGIC)	11/01/12 @ 100	4,111,040
AAA	2,500	San Diego, CA Unified School Dist,
		Ser D, 5.25%, 07/01/25 (Subject to cross over refunding @ 07/01/12) (FGIC)†	07/01/12 @ 101	2,669,300

				35,093,338

		Colorado - 4.2%
AA	4,500	Colorado Health Facs Auth Rev, 5.25%, 09/01/21 (Prerefunded @ 09/01/11)†	09/01/11 @ 100	4,732,065

		District of Columbia - 1.8%
Aaa	2,000	District of Columbia FHA Multi Family Henson Ridge-Rmkt, AMT, 5.10%, 06/01/37 (FHA)	06/01/15 @ 102	2,001,380

		Florida - 12.4%
A+	2,500	Highlands Co., FL Health Facs Auth Rev, Ser B, 5.25%, 11/15/23 (Prerefunded @ 11/15/12)†	11/15/12 @ 100	2,651,000
A1	3,000	Highlands Co., FL Health Facs Auth Rev, Ser D, 5.875%, 11/15/29 (Prerefunded @ 11/15/13)†	11/15/13 @ 100	3,307,830
AAA	5,000	Miami-Dade Co., FL Aviation Rev, AMT, 5.00%, 10/01/38 (CIFG)(1)	10/01/15 @ 100	5,059,800
AA-	2,750	South Broward Co., FL Hosp Dist Rev, 5.60%, 05/01/27 (Prerefunded @ 5/01/12)†	05/01/12 @ 101	2,970,935

				13,989,565

		Illinois - 4.5%
A1	3,000	Illinois Dev Fin Auth Hosp Rev, 5.65%, 11/15/24 (Prerefunded @ 11/15/09)†	11/15/09 @ 101	3,145,620
AA	2,000	Illinois Hsg Dev Auth Homeowner Mtg, AMT, Ser A-2, 5.00%, 08/01/36	02/01/16 @ 100	1,987,560

				5,133,180

		Louisiana - 2.7%
BBB	1,000	De Soto Parish, LA Environ Imp Rev, AMT, Ser A, 5.85%, 11/01/27	11/01/13 @ 100	1,028,290
BBB+	2,000	St. John Baptist Parish, LA Marathon Oil Corp., Ser A, 5.125%, 06/01/37	06/01/17 @ 100	1,995,300

				3,023,590

		Massachusetts - 5.7%
AA-	1,000	Massachusetts Housing Fin Agency, AMT, 5.10%, 12/01/27	06/01/17 @ 100	1,005,690
AA	1,000	Massachusetts Housing Fin Agency, AMT, Ser 130, 5.00%, 12/01/37	12/01/16 @ 100	992,210
AAA	4,100	Massachusetts Special Oblig Dedicated Tax Rev, 5.25%, 01/01/26 (Prerefunded 01/01/14) (FGIC)†	01/01/14 @ 100	4,399,136

				6,397,036

		Michigan - 1.8%
BBB+	2,000	Michigan Strategic Fund Ltd Oblig Rev Ref, Ser C, 5.45%, 09/01/29	09/01/11 @ 100	2,055,740

		Missouri - 5.6%
AAA	6,000	Missouri Health & Educ Facs Auth Rev, Ser A, 5.25%, 06/01/28 (Prerefunded @ 06/01/11) (AMBAC)†	06/01/11 @ 101	6,358,860

See notes to financial statements.

Annual Report | July 31, 2007 |	11

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Portfolio of Investments continued

Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
		Nebraska - 3.8%
Aaa	$4,000	Public Power Generation Agency, Ser 1934 (Underlying Obligor: Public Power Generation Agency), 6.12%, 01/01/41 (AMBAC) (2)	01/01/17 @ 100	$4,241,040

		Nevada - 5.1%
A	5,410	Henderson, NV Health Care Fac Rev, Ser A, 5.625%, 07/01/24	07/01/14 @ 100	5,715,232

		New York - 29.5%
A-	4,600	Long Island, NY Power Auth Rev, Ser A, 5.10%, 09/01/29	09/01/14 @ 100	4,762,702
AA-	4,000	Metropolitan Trans Auth Rev, Ser A, 5.125%, 01/01/24	07/01/12 @ 100	4,151,720
AA-	1,500	New York Dorm Auth Lease Rev, Ser A, 5.375%, 05/15/22 (Prerefunded 05/15/13)†	05/15/13 @ 100	1,616,700
AA-	2,500	New York Dorm Auth Lease Rev, Ser A, 5.375%, 05/15/23 (Prerefunded 05/15/13)†	05/15/13 @ 100	2,694,500
Aaa	1,500	New York Dorm Auth Rev, North Shore Long Island Jewish Group, 5.375%, 05/01/23 (Prerefunded 05/01/13)†	05/01/13 @ 100	1,615,995
AA	5,000	New York, NY Gen Oblig, Ser J, 5.00%, 05/15/23	05/15/14 @ 100	5,173,950
A+	3,650	New York Muni Bond Bank Agy Special School Purpose Rev, Ser C, 5.25%, 12/01/22	06/01/13 @ 100	3,832,609
AA-	4,000	New York Tobacco Settlement Funding Corp, Ser A1, 5.50%, 06/01/19	06/01/13 @ 100	4,281,040
A	5,000	Suffolk Co, NY Ind Dev Agy Rev, AMT, 5.25%, 06/01/27	06/01/13 @ 100	5,130,750

				33,259,966

		North Carolina - 3.5%
BBB	1,000	North Carolina Eastern Muni Power Agy Sys Rev Ref, Ser D, 5.125%, 01/01/23	01/01/13 @ 100	1,026,300
BBB	1,000	North Carolina Eastern Muni Power Agy Sys Rev Ref, Ser D, 5.125%, 01/01/26	01/01/13 @ 100	1,023,410
AAA	1,900	North Carolina Housing Fin Agy Rev, AMT, Ser 14A, 5.35%, 01/01/22 (AMBAC)	07/01/11 @ 100	1,941,534

				3,991,244

		Ohio - 9.5%
AA-	3,000	Cuyahoga Co., OH Rev Ref, Ser A, 6.00%, 01/01/20	07/01/13 @ 100	3,265,200
AA-	5,000	Lorain Co., OH Hosp Rev Ref, Ser A, 5.25%, 10/01/33	10/01/11 @ 101	5,143,700
Aaa	2,250	Toledo, OH City School Dist Facs Imp Gen Oblig, 5.00%, 12/01/25 (FSA)	12/01/13 @ 100	2,335,050

				10,743,950

		Pennsylvania - 3.9%
BBB	2,340	Pennsylvania Higher Education Facs Auth Rev, 5.25%, 05/01/23	05/01/13 @ 100	2,406,339
BBB+	2,000	Pennsylvania State Higher Education, 5.00%, 07/15/39	07/15/15 @ 100	2,007,760

				4,414,099

		Puerto Rico - 6.2%
AAA	1,500	Puerto Rico Hwy & Trans Auth Rev, Ser J, 5.50%, 07/01/24 (Prerefunded @ 07/01/14)†	07/01/14 @ 100	1,644,120
BBB-	5,000	Puerto Rico Public Bldgs Auth Rev, Ser I, 5.50%, 07/01/25	07/01/14 @ 100	5,339,850

				6,983,970

		South Carolina - 3.2%
AAA	2,500	Florence Co., SC Hosp Rev, Ser A, 5.25%, 11/01/27 (FSA)	11/01/14 @ 100	2,641,550
BBB	1,000	Georgetown Co., SC Environ Imp Rev, AMT, Ser A, 5.30%, 03/01/28	03/01/14 @ 100	997,470

				3,639,020

		South Dakota - 5.6%
AAA	5,000	South Dakota Hsg Dev Auth, Ser K, AMT, 5.05%, 05/01/36	11/01/15 @ 100	5,038,200
AA-	1,200	South Dakota St Hlth & Edl Fac, Ser A 5.25%, 11/01/34	11/01/14 @ 100	1,223,796

				6,261,996

		Texas - 8.5%
Aaa	2,000	Bexar Co., TX Hsg Fin, AMT, 5.20%, 10/20/34 (GNMA/FHA)	10/20/14 @ 100	2,032,300
AAA	3,795	Eagle Mtn & Saginaw, TX Indep School Dist, Ser A, 5.25%, 08/15/23 (Prerefunded @ 08/15/13 (PSF)†	08/15/13 @ 100	4,063,800
AAA	205	Eagle Mtn & Saginaw, TX Indep School Dist, Ser A, 5.25%, 08/15/23 (PSF)	08/15/13 @ 100	215,918
AAA	3,000	Houston Utility System, (Underlying Obligor: Houston, TX Utility System) 6.12%, 11/15/33 (FSA) (2)	11/15/17 @ 100	3,233,760

				9,545,778

		West Virginia - 4.5%
AAA	5,000	West Virginia Housing Dev Fund Rev, Ser D, 5.20%, 11/01/21	05/01/11 @ 100	5,120,750

		Total Municipal Bonds & Notes - 160.3%
		(Cost $173,794,565)		180,829,792

See notes to financial statements.

12	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Portfolio of Investments continued

Rating (Moody’s)	Redemption Value (000)	Description		Value
		Preferred Shares – 3.7%
A3	$2,000	Centerline Equity Issuer Trust, AMT, Ser A-4-1, 5.75%, 04/30/15 (remarketing), 144A		$2,125,460
A3	2,000	Capmark Municipal Mortgage Trust, AMT, Ser A1-3, 5.30%, 10/31/39, (10/31/19 remarketing), 144A		2,006,980

		Total Preferred Shares (Cost $4,000,000)		4,132,440

Counterparty	Notional Amount (000)	Description	Expiration Date	Value
		Swaptions(3) – 0.1%
Goldman Sachs	$85,000	Option on a pay fixed/receive floating rate 20 year interest rate swap (pay fixed rate of 5.20% and receive BMA rate with a weekly reset)	09/03/08	103,266
Goldman Sachs	7,000	Option on a pay fixed/receive floating rate 20 year interest rate swap (pay fixed rate of 6.50% and receive LIBOR rate with a weekly reset)	09/03/08	68,994

		Total Swaptions (Cost $5,402,500)		172,260

Rating (S&P)*	Principal Amount (000)	Description	Optional Call Provisions**	Value
		Short-Term Investments – 0.4%
		Massachusetts – 0.4%
Aaa	$400	Massachusetts Health & Ed Fac Auth, Ser E, VRDN, 3.64%, 01/01/35(4)	09/04/07 @ 100	400,000

		Total Short-Term Investments (Cost $400,000)		400,000

		Total Investments – 164.5% (Cost $183,597,065)		185,534,492

Principal Amount (000)	Description	Value
	Floating Rate Note Obligations – (4.4%)
$ (5,000)	Notes with interest rates ranging from 3.66% to 3.69% at July 31, 2007 and contractual maturities of collateral ranging from 2038 to 2041. See Note 1 in the Notes to Financial Statements section in this report.	$(5,000,000)

	Total Net Investments – 160.1% (Cost $178,597,065)	180,534,492

	Other assets in excess of liabilities – 1.5%	1,692,794
	Preferred Shares, at redemption value – (-61.6% of Net Assets Applicable to Common Shareholders or -38.5% of Total Net Investments)	(69,450,000)

	Net Assets Applicable to Common Shareholders – 100.0%(5)	$112,777,286

*	For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. (Unaudited)

**	Date and price of the earliest optional call or redemption provision. There may be other call provisions at varying prices at later dates.

†	This bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(1)	Underlying security related to inverse floating rate investments entered into by the Fund. See Note 1 in the “Notes to Financial Statements” section of this report.

(2)	Inverse floating rate investment. Interest rate shown is that in effect at July 31, 2007. See Note 1 in the “Notes to Financial Statements” section of this report.

(3)	Non-income producing securities.

(4)	Security has a maturity of more than one year, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of July 31, 2007.
(5)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

Glossary:

AMBAC - Insured by Ambac Assurance Corporation

AMT - Alternative Minimum Tax

BMA - Bond Market Association

CIFG - Insured by CIFG Assurance NA

FGIC - Insured by Financial Guaranty Insurance Co.

FHA - Guaranteed by Federal Housing Administration

FSA - Insured by Financial Security Assurance, Inc.

GNMA - Guaranteed by Ginnie Mae

LIBOR - London Inter-Bank Offered Rate

PSF - Guaranteed by Texas Permanent School Fund

VRDN - Variable rate demand notes are instruments whose interest rates change on a specified date (such as coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The rate shown is as of July 31, 2007.

144A - Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007 these securities amounted to $4,132,440 which represents 3.7% of net assets applicable to common shareholders.

See notes to financial statements.

Annual Report | July 31, 2007 |	13

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of Assets and Liabilities | July 31, 2007

Assets
Investments, at value (cost $183,597,065)	$185,534,492
Cash	59,118
Interest receivable	1,850,171
Other assets	13,576

Total assets	187,457,357

Liabilities
Floating rate note obligations	5,000,000
Dividends payable - preferred shareholders	48,642
Investment advisory fee payable	40,485
Servicing agent fee payable	26,965
Administration fee payable	3,852
Accrued expenses and other liabilities	110,127

Total liabilities	5,230,071

Preferred Shares, at redemption value
$.001 par value per share; 2,778 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	69,450,000

Net Assets Applicable to Common Shareholders	$112,777,286

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; unlimited number of shares authorized, 7,935,591 shares issued and outstanding	$7,936
Additional paid-in capital	112,471,279
Net unrealized appreciation on investments and swaptions	1,937,427
Accumulated undistributed net investment income	621,070
Accumulated net realized loss on investments and swaptions	(2,260,426)

Net Assets Applicable to Common Shareholders	$112,777,286

Net Asset Value Applicable to Common Shareholders (based on 7,935,591 common shares outstanding)	$14.21

See notes to financial statements.

14	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of Operations | For the year ended July 31, 2007

Investment Income
Interest		$9,202,021

Expenses
Investment advisory fee	$719,680
Servicing agent fee	479,786
Auction agent fees - preferred shares	189,862
Professional fees	127,850
Fund accounting	66,797
Trustees’ fees and expenses	55,484
Administrative fee	50,747
Printing expenses	45,610
Transfer agent fee	35,352
Insurance	21,418
NYSE listing fee	21,092
Custodian fee	19,153
Line of credit fee	884
Other	27,409
Interest expense on floating rate note obligations	184,308

Total expenses		2,045,432
Investment advisory fees waived		(235,280)
Servicing agent fees waived		(156,853)

Net expenses		1,653,299

Net investment income		7,548,722

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments		269,281
Swaptions		—
Net change in unrealized appreciation (depreciation) on:
Investments		(366,465)
Swaptions		(608,980)

Net realized and unrealized loss on investments and swaptions		(706,164)

Distributions to Auction Market Preferred Shareholders from
Net investment income		(2,494,560)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$4,347,998

See notes to financial statements.

Annual Report | July 31, 2007 |	15

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statements of Changes in Net Assets |

	For the Year Ended July 31, 2007	For the Year Ended July 31, 2006
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$7,548,722	$7,107,886
Net realized gain (loss) on investments and swaptions	269,281	(328,157)
Net change in unrealized appreciation (depreciation) on investments and swaptions	(975,445)	(2,953,301)
Distributions to auction market preferred shareholders from net investment income	(2,494,560)	(2,103,570)

Net increase in net assets applicable to common shareholders resulting from operations	4,347,998	1,722,858

Distributions to common shareholders from
Net investment income	(4,614,546)	(5,189,877)

Total change in net assets applicable to common shareholders	(266,548)	(3,467,019)
Net assets applicable to common shareholders:
Beginning of period	113,043,834	116,510,853

End of period (including undistributed net investment income of $621,070 and $181,454, respectively.)	$112,777,286	$113,043,834

See notes to financial statements.

16	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Financial Highlights |

Per share operating performance for one common share outstanding throughout each period	For the Year Ended July 31, 2007	For the Year Ended July 31, 2006	For the Year Ended July 31, 2005	For the Period August 27, 2003* through July 31, 2004
Net asset value, beginning of period	$14.25	$14.68	$13.83	$14.33	**

Investment operations
Net investment income	0.95	0.90	0.92	0.78
Net realized and unrealized gain/(loss) on investments and swaptions transactions	(0.10)	(0.41)	0.87	(0.42)
Distributions to preferred shareholders from net investment income (common share equivalent basis)	(0.31)	(0.27)	(0.16)	(0.08)

Total from investment operations	0.54	0.22	1.63	0.28

Distributions to common shareholders from net investment income	(0.58)	(0.65)	(0.78)	(0.63)

Common share offering costs charged to paid-in-capital in excess of par	—	—	—	(0.03)
Preferred shares offering costs/underwriting discount charged to paid-in-capital in excess of par	—	—	—	(0.12)

Total capital share transactions	—	—	—	(0.15)

Net asset value, end of period	$14.21	$14.25	$14.68	$13.83

Market value, end of period	$12.63	$12.29	$13.15	$13.11

Total investment return (a)
Net asset value	3.80%	1.57%	12.03%	1.11%
Market value	7.93%	-1.60%	6.47%	-8.62%
Ratios and supplemental data
Net assets end of period (thousands)	$112,777	$113,044	$116,511	$109,776
Ratio of expenses to average net assets (excluding interest expense on floating rate note obligations and net of fee waivers) (c)	1.28%	1.63%	1.53%	1.34	%(b)
Ratio of expenses to average net assets (excluding interest expense on floating rate note obligations and excluding fee waivers) (c)	1.62%	1.89%	1.77%	1.56	%(b)
Ratio of expenses to average net assets (including interest expense on floating rate note obligations (d) and net of fee waivers) (c)	1.44%	1.63%	1.53%	1.34	%(b)
Ratio of expenses to average net assets (including interest expense on floating rate note obligations (d) and excluding fee waivers) (c)	1.78%	1.89%	1.77%	1.56	%(b)
Ratio of net investment income to average net assets (c)	6.56%	6.21%	6.34%	5.85	%(b)
Portfolio turnover	4%	21%	15%	129%
Preferred shares, at redemption value ($25,000 per share liquidation preference) (thousands)	$69,450	$69,450	$69,450	$69,450
Preferred shares asset coverage per share	$65,597	$65,693	$66,941	$64,516
Asset coverage per $1,000 of indebtedness (e)	$37,445	N/A	N/A	N/A

*	Commencement of investment operations.

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

(a)

Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(b)	Annualized.

(c)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

(d)	See Note 1 of the Notes to Financial Statements for more information on floating rate note obligations.

(e)

Calculated by subtracting the Fund’s total liabilities (not including the floating rate note obligations) from the Fund’s total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

Annual Report | July 31, 2007 |	17

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Notes to Financial Statements | July 31, 2007

Note 1 – Organization & Accounting Policies:

The MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: The municipal bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps (“swaptions”) are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

Securities Transactions and Investment Income: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required.

Swaptions: The Fund may engage in options transactions on interest rate swap agreements, commonly referred to as swaptions. A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified “fixed rate” yield (or “exercise” yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a receive-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate interest and a payer of variable rate interest, while the writer has the obligation to enter into the opposite side of the interest rate swap. The Fund will enter into such transactions to attempt to hedge some or all of its interest rate exposure in its holdings of municipal bonds. The Fund generally purchases pay-fixed swaptions. Upon the purchase of these pay-fixed swaptions by the Fund, the total purchase price paid was recorded as an investment. The market valuation is determined as set forth in the preceding securities valuation paragraph. When the pay-fixed swaptions are exercised, the Fund has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest. When the pay-fixed swaptions reach their scheduled expiration dates, the Fund will record a gain or loss depending on the difference between the purchase price and the value of the swaptions on their exercise date.

Dividends and Distributions: The Fund declares on a quarterly basis and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 5.

Inverse Floating Rate Investments and Floating Rate Note Obligations: Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts’ assets and cash flows, FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (FAS 140) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption “Floating rate note obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest expense on floating rate note obligations” on the Fund’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At July 31, 2007, Fund investments with a par value of $10.0 million (market value of $10.2 million) are held by the dealer trusts and serve as collateral for the $5,000,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at July 31, 2007 are presented on the Portfolio of Investments.

Use of Estimates: The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

18	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Notes to Financial Statements continued

Note 2 – Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between MBIA Capital Management Corp. (the “Adviser”) and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board of Trustees. The Adviser is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets” represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets from the commencement of the Fund’s operations through September 1, 2008 and at the annual rate of 0.042% thereafter through September 1, 2009. Effective June 16, 2006, the Adviser voluntarily agreed to waive an additional 0.0375% of advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser’s discretion.

Pursuant to a Servicing Agreement, Claymore Securities, Inc. (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets from the commencement of the Fund’s operations through September 1, 2008 and at the annual rate of 0.028% thereafter through September 1, 2009. Effective June 16, 2006, the Servicing Agent voluntarily agreed to waive an additional 0.025% of servicing fees. This waiver is voluntary in nature and can be discontinued at the Servicing Agent’s discretion.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides fund administration services to the Fund. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended July 31, 2007, the Fund paid approximately $51,000 in fund administration fees.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

Note 3 – Investment Transactions:

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2007, aggregated $7,076,008 and $10,652,376, respectively.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of July 31, 2007 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$178,648,463	$7,323,389	($5,437,360)	$1,886,029

There is a $5,000,000 difference between book and tax basis cost of investments due to the Generally Accepted Accounting Principles (“GAAP”) presentation under FAS 140 of inverse floater positions. The remaining difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

As of July 31, 2007, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
2007	$718,064	($2,257,380)	$1,886,029

The cumulative timing differences under tax basis accumulated capital loss for the year ended July 31, 2007 is due to investments in partnerships/trusts.

For federal income tax purposes, the Fund utilized $240,211 of capital loss carryforward to offset capital gains. As of July 31, 2007, the Fund had a remaining capital loss carryforward of $2,257,380 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows: $1,631,920 on July 31, 2013 and $625,460 on July 31, 2014. Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

Distributions paid to shareholders during the tax years ended July 31, 2007 and 2006 were characterized as follows for tax purposes:

	Tax-exempt income	Ordinary income	Long-term capital gain	Total distributions
2007	$7,105,271	$3,835	$—	$7,109,106
2006	$7,289,998	$3,449	$—	$7,293,447

Annual Report | July 31, 2007 |	19

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Notes to Financial Statements continued

Note 5 – Capital:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 7,935,591 common shares outstanding at July 31, 2007, of which the Adviser owned 6,981 shares. There were no transactions in common shares for the year ended July 31, 2007 or the year ended July 31, 2006, respectively.

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares, Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of July 31, 2007, the Fund had 1,389 shares each of Auction Market Preferred Shares, Series M7 and W28, outstanding.

Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. The dividend rate range on the preferred shares of the Fund for the year ended July 31, 2007, were as follows:

Series	Low	High	At 7/31/07	Next Auction Date
M7	3.26%	4.00%	3.50%	8/06/07
W28	3.45%	3.88%	3.66%	8/15/07

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value plus any accrued dividends. Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of preferred shares.

Note 6 – Borrowings:

The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At July 31, 2007 there was no outstanding balance in connection with the Fund’s uncommitted line of credit. The average daily amount of borrowings during the year ended July 31, 2007 was $14,485 with a related weighted average interest rate of 6.00%.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculations on January 31, 2008. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Valuation Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 17, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Note 9 – Subsequent Dividend Declarations – Common Shareholders:

The Fund has declared the following dividends to common shareholders:

Rate Per Share	Declaration Date	Ex-Dividend Date	Record Date	Payable Date
$ 0.0495	6/25/07	8/06/07	8/08/07	8/15/07
$ 0.0495	6/25/07	9/05/07	9/07/07	9/17/07

20	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund |

Supplemental Informationl (unaudited)

Federal Income Tax Information

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year end (July 31, 2007) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that the majority of dividends paid from net investment income from the Fund during the tax period ended July 31, 2007 was federally exempt interest dividends. The Fund has invested in municipal bonds containing market discount, whose accretion is taxable and accordingly, 0.056% of the dividends paid from net investment income during the tax period are attributable to this taxable income. Therefore the Fund designated $7,105,271 as tax-exempt income.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2007. The amount that will be reported will be the amount to use on your 2007 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended July 31, 2007. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Funds. In January 2008, an allocation of interest by state will be provided which may be of value in reducing a shareholder’s state or local tax liability, if any.

Trustees

The Trustees of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of birth: 1951 Trustee	Since 2006	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	41	None.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2003	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	44	None.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2003	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	41	None.

Interested Trustees:

Clifford D. Corso† 113 King Street Armonk, NY 10504 Year of Birth: 1961 Trustee and President	Since 2003	President of MBIA Asset Management LLC & MBIA Capital Management Corp.; Chief Investment Officer, MBIA Insurance Corp.	1	None.

Nicholas Dalmaso†† Year of birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2003	Senior Managing Director and Chief Administrative Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-2007). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	44	None.

*	The business address of each Trustee unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

**	The Trustees of each class shall be elected at an annual meeting of shareholders or special meeting in lieu thereof called for that purpose, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.
†	Mr. Corso is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of MBIA Asset Management and MBIA Capital Management Co., the Fund’s Investment Adviser.

††	Mr. Dalmaso is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of Claymore Securities, Inc., the Fund’s Servicing Agent.

Annual Report | July 31, 2007 |	21

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | Supplemental Information (unaudited) continued

Officers

The Officers of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2006	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Chief Financial Officer of Claymore Group Inc. (2005-2006). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001- 2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Jim Howley Year of Birth: 1972 Assistant Treasurer	Since 2006	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments.

Melissa J. Nguyen Year of Birth: 1978 Secretary	Since 2006	Vice President, Assistant General Counsel of Claymore Securities, Inc. (2005-present); Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Securities, Inc. (Feb 2006 – present). Previously, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director – Compliance of Harrisdirect LLC (1999-2003).

E. Gerard Berrigan Year of Birth: 1962 Vice President	Since 2006	Managing director and head of portfolio management, MBIA Asset Management Group. Manages MBIA’s asset/liability management products and is responsible for structured investments across all managed portfolios. Member of MBIA’s Investment Review and Market Risk Committees.

Leonard I. Chubinsky 113 King Street Armonk, NY 10504 Year of Birth: 1948 Assistant Secretary and Assistant Vice President	Since 2003	General Counsel and Secretary, MBIA Asset Management LLC & MBIA Capital Management Corp.; Deputy General Counsel, MBIA Insurance Corp.

Matthew J. Patterson Year of Birth: 1971 Assistant Secretary	Since 2006	Vice President; Assistant General Counsel of Claymore Securities Inc. (2006-present). Secretary of certain funds in the Fund Complex. Previously, Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005-2006); Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd (2005-2006); Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

*	The business address of each officer unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

22	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dividend Reinvestment Plan | (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York Mellon (“BONY”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BONY, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, Attention: Stock Transfer Department, 101 Barclay 11E, New York, New York 10286, Phone Number: 866-488-3559.

Annual Report | July 31, 2007 |	23

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Investment Management Agreement Contract Renewal | (unaudited)

On June 20, 2007, the Board of Trustees, including the Independent Trustees (those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended), of the Board of Trustees of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”) met to consider the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and MBIA Capital Management Corp. (the “Adviser”). As part of their review process, the Independent Trustees were represented by independent legal counsel. The Board of Trustees reviewed materials received from the Adviser, Claymore Securities, Inc. (“Claymore Securities”), the servicing agent of the Fund, Claymore Advisors, LLC (“Claymore Advisors” and, together with Claymore Securities, “Claymore”), the administrator of the Fund, the Fund and independent legal counsel with respect to contract renewal.

In preparation for their review, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information to the Adviser and Claymore. The Adviser and Claymore provided extensive information in response to the request. Among other information, the Adviser provided general information to assist the Independent Trustees in assessing the nature and quality of services provided by the Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds with similar investment objectives, information about the Adviser’s profitability and the effectiveness of the compliance program adopted by the Adviser. On June 6, 2007, the Independent Trustees met to discuss the information provided by the Adviser and Claymore.

Based upon its review, the Board of Trustees unanimously concluded that it was in the best interest of the Fund and its shareholders to renew the Advisory Agreement. In deciding to recommend the renewal of the Advisory Agreement, the Board of Trustees did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board of Trustees.

With respect to the nature, extent and quality of the services provided by the Adviser, the Board of Trustees considered the Adviser’s response to various inquiries, including regulatory and legal issues, the Adviser’s Form ADV, financial information regarding the Adviser and the financial support of the Fund provided in the form of an expense waiver. The Board of Trustees also considered the key personnel available to manage the portfolio. The Board of Trustees considered the Adviser’s ability to achieve the Fund’s investment objective of providing common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility, and noted the Fund’s distribution yield of 4.45% as of April 30, 2007 (or 6.85% taxable equivalent yield for taxpayers in the 35% tax bracket). The Board of Trustees also considered the Adviser’s implementation of a hedging strategy designed to protect the value of the Fund’s assets against an anticipated rise in interest rates (the “Hedging Strategy”). The Board of Trustees concluded that the Adviser was qualified to provide the services under the Advisory Agreement.

In considering investment performance, the Board of Trustees reviewed the Fund’s total return on a net asset value basis for the three months ended April 30, 2007, six months ended January 31, 2007, twelve months ended July 31, 2006 and since inception and compared it to the performance of the Lehman Municipal Index and the Lehman 15 Year Municipal Index (“Lehman Indices”), noting that the Fund’s performance was within a reasonable range of the Lehman Indices. The Board of Trustees also compared the Fund’s net asset value performance to the performance of a peer group of closed-end funds with similar investment objectives to the Fund that came to market around the same time as the Fund (“peer group of funds”). The Board of Trustees noted, however, the Adviser’s statement regarding the difficulty in selecting a comparable peer group of funds due to the unique nature of the Fund’s 100% investment grade portfolio and the Hedging Strategy. The Board of Trustees noted that the Fund’s investment performance on a net asset value basis had underperformed the peer group of funds for the periods described above, but was within a reasonable range for the three months ended April 30, 2007 and six months ended January 31, 2007. They considered the Adviser’s statement that the Fund’s portfolio composition is defensive in nature and that pursuant to the Fund’s prospectus, the Fund holds an investment grade portfolio and has utilized the Hedging Strategy to help protect the portfolio against anticipated significant rises in interest rates. The Board of Trustees also reviewed information provided by the Adviser indicating that high yield securities, which the peer group of funds can invest in, had out-performed investment grade securities as an asset class over the relevant time periods to which some of the Fund’s underperformance could be attributed. With respect to the Hedging Strategy, the Board of Trustees considered the Adviser’s statement that the Hedging Strategy had not benefited the Fund as anticipated due to the interest rate climate since the Fund’s inception although it had recently begun to provide positive results, and the Board of Trustees concluded that in employing the Hedging Strategy the Adviser acted consistently with its market forecasts and economic outlooks and the marketing of the Fund. They concluded that the Adviser’s investment performance met expectations given the Fund’s portfolio composition and Hedging Strategy as described in the prospectus.

The Board of Trustees noted that the Fund’s yield was below that of the peer group of funds but considered the Adviser’s statement that the Fund’s yield would be expected to be lower than the peer group of funds given the 100% investment grade nature of the Fund’s defensive portfolio, whereas the peer group of funds had some level of below investment grade securities and also that the Fund has a shorter duration than the peer group of funds, which provides the Fund with less market risk than the peer group of funds.

The Board of Trustees reviewed the Fund’s total return based on market price for the three months ended April 30, 2007, six months ended January 31, 2007, twelve months ended July 31, 2006 and since inception. With respect to the market price performance, they noted that during the twelve months ended July 31, 2006 and since inception, the return on the Fund’s shares was below the average market return of the peer group of funds. The Board of Trustees also noted that the Fund’s market price performance was above the peer group average for the three months ended April 30, 2007 and six months ended January 31, 2007. In addition, the Board of Trustees noted that the Fund’s shares had traded at higher average discounts than the peer group of funds since inception but that the discount had narrowed during the most recent fiscal quarter. The Board of Trustees also considered the Adviser’s statement that the discount could be deeper compared to the peer group of funds as a result of a variety of factors including the lower yield of the Fund because of the higher quality of the portfolio holdings compared to the peer group of funds. The Board of Trustees noted Claymore’s continuing efforts in providing marketing and servicing support for the Fund, including Claymore’s proactive communications with broker-dealers and relationship management with dealer syndicate desks and closed-end fund analysts.

The Board of Trustees compared the Fund’s advisory fee and expense ratio to the peer group of funds, and also reviewed the average and median advisory fees and expense ratios of the peer group of funds. In reviewing the Fund’s advisory fee, the Board of Trustees considered the servicing fee paid to Claymore Securities since that function was typically included in the advisory fees of the peer group of funds and the expense peer group. The Board of Trustees also considered that the Adviser and Claymore Securities were waiving a portion of their contractual fees until September 1, 2009 and took into account the additional voluntary fee waivers by the Adviser and Claymore Securities that became effective June 16, 2006. After giving effect to these waivers, the Board of Trustees noted that the combined advisory fee and servicing fee was marginally above the average advisory fee (net of waivers) of the expense peer group, and concluded that the advisory fee was reasonable. The Board of Trustees noted that the Fund’s expense ratio had decreased from the previous year, as a result of the additional waivers by the Adviser and Claymore. They noted that while the Fund’s expense ratio was above the average of the expense peer group, it was only slightly higher than the estimated expense ratio disclosed in the Fund’s prospectus. The Board of Trustees also requested that the Adviser and Claymore continue to work to reduce the Fund’s net expense ratio.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board of Trustees reviewed information regarding the revenues the Adviser received under the Advisory Agreement as well as the direct and estimated indirect costs the Adviser incurred in providing the services to the Fund.

With respect to potential economies of scale, the Board of Trustees noted that, as a closed-end fund, the Fund was not expected to materially increase in size. Therefore the Board of Trustees did not consider economies of scale as a principal factor in assessing the fee rates payable under the Agreement.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board of Trustees determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund and its shareholders.

24	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of

MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

We have audited the accompanying statement of assets and liabilities of MBIA/Claymore Managed Duration Investment Grade Municipal Fund (the “Fund”), including the portfolio of investments, as of July 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund the periods ended on or before July 31, 2005, were audited by other auditors whose report dated September 27, 2005, expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MBIA Capital/ Claymore Managed Duration Investment Grade Municipal Fund at July 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

September 10, 2007

Annual Report | July 31, 2007 |	25

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund Information |

Board of Trustees

Randall C. Barnes

Clifford D. Corso*

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers

Clifford D. Corso

President

Nicholas Dalmaso

Chief Executive Officer and

Chief Legal Officer

Steven M. Hill

Chief Financial Officer,

Chief Accounting Officer and Treasurer

E. Gerard Berrigan

Vice President

Bruce Saxon

Chief Compliance Officer

Melissa J. Nguyen

Secretary

James Howley

Assistant Treasurer

Leonard Chubinsky

Assistant Secretary and

Assistant Vice President

Matthew J. Patterson

Assistant Secretary

Investment Adviser

MBIA Capital

Management Corp.

Armonk, New York

Servicing Agent

Claymore Securities, Inc.

Lisle, Illinois

Administrator

Claymore Advisors, LLC

Lisle, Illinois

Accounting Agent, Custodian, Transfer Agent and Auction Agent

The Bank of New York

Mellon

NewYork, NewYork

Legal Counsel

Simpson Thacher & Bartlett LLP

NewYork, NewYork

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

Privacy Principles of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund for Shareholders

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website- www.MBIA.com.

Questions concerning your shares of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund:

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Accounting Agent, Custodian, Transfer Agent and Auction Agent:

The Bank of New York Mellon, 101 Barclay 11E, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser’s proxy voting policies and procedures related to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 are available on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov and is available, without charge, upon request by calling (866)-819-5301.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com. To obtain information on Form N-Q from the Fund, please call (800)-345-7999.

In January 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

26	| Annual Report | July 31, 2007

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

About the Fund Manager |

MBIA Capital Management Corp.

MBIA Capital Management Corp. (“MBIA Capital Management”), the Fund’s Investment Adviser, is based in Armonk, New York and was created in 1994 to provide fixed-income asset management services. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. MBIA Capital Management Corp. is owned by MBIA Asset Management Group, a $65 billion dollar manager of fixed income products. The parent company, MBIA, Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index.

Investment Philosophy

MBIA Capital Management’s philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. MBIA Capital Management believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

Investment Process

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm’s chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. MBIA’s rigorous bottom-up process is rooted in fundamental credit analysis and MBIA’s proprietary research.

Annual Report | July 31, 2007 |	27

MBIA Capital Management Corp. 113 King Street Armonk, NY 10504
MZF-AR-0707

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the shareholder report presented in Item 1, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)	(1)	The registrant’s Code of Ethics is attached hereto as an exhibit.

	(2)	Not applicable.

	(3)	Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Randall C. Barnes. Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR. Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as President of Pizza Hut International and Senior Vice President of Strategic Planning for PepsiCo. In his role as President, he supervised the CFO and Controller of Pizza Hut International. In Mr. Barnes’ role as Senior Vice President of Strategic Planning, he presented monthly earnings estimates to the CEO while working closely with the corporate controller.

(A person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or board of trustees.)

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $33,000 and $36,000 for the fiscal years ending July 31, 2007 and July 31, 2006, respectively.

(b) Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $5,500 and $5,000 for the fiscal years ending July 31, 2007 and July 31, 2006, respectively.

(c) Tax Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $8,000 and $8,000 for the fiscal years ending July 31, 2007 and July 31, 2006, respectively.

(d) All Other Fees: the aggregate fees billed for both the fiscal years ending July 31, 2007 and July 31, 2006 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0.

(e) Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having obtained specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services related directly to the operations and financial reporting of the Fund.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for each of the last two fiscal years of the registrant were $0.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the Registrant is comprised of Ronald A. Nyberg, Ronald E. Toupin, Jr., and Randall C. Barnes.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, MBIA Capital Management Corp.(the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser (the “Proxy Voting Policies”) are included as an Exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) A team of investment professionals at MBIA Capital Management Corp. share primary responsibility for the day-to-day portfolio management of the Fund. The following provides information regarding the members of the team as of July 31, 2007.

Name	Since	Professional Experience

Clifford D. Corso	2003 (Inception)	President of MBIA Asset Management LLC & MBIA Capital Management Corp.; Chief Investment Officer, MBIA Insurance Corp.

E. Gerard Berrigan	2006	Managing Director, MBIA-CMC (1994-present); Head of Portfolio Management

(a) (2) (i-iii) Other accounts managed. MBIA Capital Management Corp. does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the MBIA Capital Management Corp. portfolio managers as of July 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets

Clifford D. Corso	1	$95 million	13	$10.4 billion	212	$53.76 billion

E. Gerard Berrigan	0	$0	0	$0	199	$43.36 billion

(a) (2) (iv) Conflicts of Interest. MBIA Capital Management Corp. provides advisory services to other clients which invest in securities of the same type that the Fund invests in (i.e.: municipal obligations). These include certain managed accounts which are affiliates of MBIA Capital Management Corp. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. As of

July 31, 2007, the Fund has dealt with this conflict of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders can not be completely filled or filled at different prices.

(a) (3) Compensation. As of July 31, 2007, MBIA Capital Management Corp. as Adviser to the Fund, compensates the Fund’s portfolio managers for their management of the Fund. Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm, and the individual’s responsibility and his/her performance versus expectations, which are reviewed annually. That evaluation includes the professionals’ own self-assessment of their years’ work relative to their responsibilities and also includes supervisor evaluation. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Additionally, there is a long-term incentive plan, which is eligible for participation by employees at the Vice President level and above. Total compensation of the Fund’s portfolio managers is not related to Fund performance.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the MBIA Capital Management Corp. portfolio managers as of July 31, 2007:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund

Clifford D. Corso	None

E. Gerard Berrigan	None

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MBIA Capital /Claymore Managed Duration Investment Grade Municipal Fund

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso
Chief Legal and Executive Officer
Date:	October 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso
Chief Legal and Executive Officer
Date:	October 5, 2007

By:	/s/ Steven M. Hill
Steven M. Hill
Treasurer and Chief Financial Officer
Date:	October 5, 2007